FORM OF UNDERWRITING AGREEMENT Between NORTHERN LIGHTS FUND TRUST and NORTHERN LIGHTS DISTRIBUTORS, LLC

INDEX

1.	APPOINTMENT OF NLD AND DELIVERY OF DOCUMENTS	3
2.	NATURE OF DUTIES	4
3.	OFFERING OF SHARES	4
4.	LICENSED REPRESENTATIVES OF THE FUNDS.	5
5.	REPURCHASE OR REDEMPTION OF SHARES BY THE TRUST	6
6.	DUTIES AND REPRESENTATIONS OF NLD	6
7.	DUTIES AND REPRESENTATIONS OF THE TRUST	8
8.	INDEMNIFICATION OF NLD BY THE TRUST	10
9.	INDEMNIFICATION OF THE TRUST BY NLD	12
10.	NOTIFICATION BY THE TRUST	13
11.	COMPENSATION AND EXPENSES	14
12.	SELECTED DEALER AND SELECTED AGENT AGREEMENTS	15
13.	CONFIDENTIALITY	16
14.	EFFECTIVENESS AND DURATION	16
15.	DISASTER RECOVERY	16
16.	DEFINITIONS	17
17.	MISCELLANEOUS	17

Schedule A

Schedule B

UNDERWRITING AGREEMENT

THIS UNDERWRITING AGREEMENT effective the 10th day of November  2012, by and between NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust, having its principal office and place of business at 17605 Wright Street, Omaha, Nebraska 68130 (the “Trust”), and NORTHERN LIGHTS DISTRIBUTORS, LLC, a Nebraska limited liability company having its principal office and place of business at 17605 Wright Street, Omaha, Nebraska 68130 (“NLD”).

WHEREAS, the Trust is offering shares of beneficial interest (the “Shares”) in separate investment portfolios as set forth on Schedule A, as may be amended from time to time (each a “Fund”), and each a series of the Trust; and

WHEREAS, the Trust is an open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, NLD is registered under the Securities Exchange Act of 1934, as amended ("1934 Act"), as a broker-dealer and is engaged in the business of selling shares of registered investment companies either directly to purchasers or through other financial intermediaries; and

WHEREAS, the Trust desires that NLD offer, as principal underwriter, the Shares of the Funds to the public and NLD is willing to provide those services on the terms and conditions set forth in this Agreement in order to promote the growth of the Funds and facilitate the distribution of the Shares;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and NLD hereby agree as follows:

1.

APPOINTMENT OF NLD AND DELIVERY OF DOCUMENTS

(a)

The Trust hereby appoints NLD, and NLD hereby agrees, to act as principal underwriter and distributor of the Shares of the Funds for the period and on the terms set forth in this Agreement. In connection therewith, the Funds have delivered to NLD current copies of:

(i)

the Trust’s Agreement and Declaration of Trust and By-laws (“Organizational Documents”);

(ii)

the Trust’s current Registration Statement;

(iii)

the Trust’s  notification of registration under the 1940 Act on Form N-8A as filed with the SEC;

(iv)

the Trust’s current Prospectus and Statement of Additional Information (as currently in effect and as amended or supplemented, the “Prospectus”);

(v)

any current plan of distribution or similar document adopted by the Funds under Rule 12b-1 under the 1940 Act (“Plan”) and each current shareholder service plan or similar document  adopted by the  Trust   (“Service  Plan”).

(a)

The Trust shall promptly furnish NLD with:

(i)

all amendments of or supplements to the foregoing; and

(ii)

a copy of the resolution of the Board appointing NLD and authorizing the execution and delivery of this Agreement.

2.

NATURE OF DUTIES

(a)

NLD shall act as distributor of the Funds except that the rights given under this Agreement to NLD shall not apply to: (i) Shares issued in connection with the merger, consolidation or reorganization of any other investment company or series or class thereof with a Fund or class thereof; (ii) the Trust’s acquisition by purchase or otherwise of all or substantially all of the assets or stock of any other investment company or series or class thereof; (iii) the reinvestment in Shares by the Funds’ shareholders of dividends or other distributions; or (iv) any other offering by the Funds of securities to its shareholders (collectively "exempt transactions").

(b)

Notwithstanding the foregoing, NLD is and may in the future distribute shares of other investment companies including investment companies having investment objectives similar to those of the Funds. The Funds further understand that existing and future investors in the Funds may invest in shares of such other investment companies. The Funds agree that the services that NLD provides to such other investment companies shall not be deemed in conflict with its duties to the Funds under this Agreement.

3.

OFFERING OF SHARES

(a)

NLD shall have the right to buy from the Funds the Shares needed to fill unconditional orders for Shares of the Funds placed with NLD by investors or selected dealers or selected agents (each as defined in Section 12 hereof) acting as agent for their customers’ or on their own behalf. Alternatively, NLD may act as the Funds’ agent, to offer, and to solicit offers to subscribe to, Shares of the Funds.

(b)

The price that NLD shall pay for Shares purchased from the Funds shall be the NAV used in determining the Public Offering Price on which the orders are based. Shares purchased by NLD are to be resold by NLD to investors at the respective Public Offering Price(s), or to selected dealers or selected agents acting in accordance with the terms of selected dealer or selected agent agreements described in Section 12 of this Agreement. The Funds will advise NLD of the NAV(s) each time that it is determined by the Funds, or its designated agent, and at such other times as NLD may reasonably request.

(c)

NLD will promptly forward all orders and subscriptions to the Funds or its designated agent.  All orders and all subscriptions shall be directed to the Funds for acceptance and shall not be binding until accepted by the Funds. Any order or subscription may be rejected by the Funds; provided, however, that the Funds will not arbitrarily or without reasonable cause refuse to accept or confirm orders or subscriptions for the purchase of Shares. The Funds or its designated agent will confirm orders and subscriptions upon their receipt, will make appropriate book entries and, upon receipt by the Funds or its designated agent of payment therefore, will issue such Shares in uncertificated form pursuant to the instructions of NLD. NLD agrees to cause such payment and such instructions to be delivered promptly to the Funds or its designated agent.

(d)

The Funds reserve the right to suspend the offering of Shares of the Funds at any time in the absolute discretion of the Board, and upon notice of such suspension NLD shall cease to offer Shares of the Funds specified in the notice.

(e)

No Shares shall be offered by either NLD or the Funds under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Funds if and so long as the effectiveness of the Registration Statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act, or if and so long as a current Prospectus, as required by Section 10(b) of the Securities Act, as amended, is not on file with the SEC; provided, however, that nothing contained in this paragraph shall in any way limit the Funds’ obligation to repurchase Shares from any shareholder in accordance with the provisions of the Fund's Organizational Documents or the Prospectus applicable to the Shares.

4.

LICENSED REPRESENTATIVES OF THE FUNDS.

At the request of the Trust, a Fund, a Fund’s sponsor, adviser or affiliate, NLD may license certain designated employees as a “registered representative” and maintain their licensed status in accordance with FINRA rules and regulations including the following:

(a)

Filing Form U-4’s and fingerprint submission and processing renewals and terminations

(b)

On-going compliance up-dates and training

(c)

Preparation of materials and training for compliance with FINRA continuing education requirements

(d)

Supervision of registered representatives

NLD reserves the right in its sole discretion of refuse to register or maintain the registration for any individual and otherwise impose any requirements, fees or limitations on licensed persons.

5.

REPURCHASE OR REDEMPTION OF SHARES BY THE TRUST

(a)

Any of the outstanding Shares of the Funds may be tendered for redemption at any time, and the Funds agree to redeem or repurchase the Shares so tendered in accordance with its obligations as set forth in the Organizational Documents and the Prospectus relating to the Shares.

(b)

The Funds or its designated agent shall pay:

(i)

 the total amount of the redemption price consisting of the NAV less any applicable redemption fee to the redeeming shareholder or its agent, and

(ii)

except as may be otherwise required by FINRA Rules, any applicable deferred sales charges to NLD in accordance with NLD’s instructions on or before the fifth business day (or such other earlier business day as is customary in the investment company industry) subsequent to the Trust or its agent having received the notice of redemption in proper form.

(a)

Redemption of Shares or payment therefore may be suspended at times when the New York Stock Exchange is closed for any reason other than its customary weekend or holiday closings, when trading thereon is restricted, when an emergency exists as a result of which disposal by the Funds of securities owned by the Funds is not reasonably practicable or it is not reasonably practicable for the Funds fairly to determine the value of the Funds’ net assets, or during any other period when the SEC so requires or permits.

6.

DUTIES AND REPRESENTATIONS OF NLD

(a)

NLD shall use reasonable efforts to facilitate the sale of Shares of the Funds upon the terms and conditions contained herein and in the then current Prospectus.  NLD shall devote reasonable time and effort to facilitate the distribution of Fund shares but shall not be obligated to sell any specific number of Shares.  The services of NLD to the Funds hereunder are not to be deemed exclusive, and nothing herein contained shall prevent NLD from entering into like arrangements with other investment companies so long as the performance of its obligations hereunder is not impaired thereby.

(b)

NLD will execute and deliver agreements with broker/dealers, financial institutions and other industry professionals based on forms of agreement approved from time to time by the Board with respect to shares of the Funds, including but not limited to forms of sales support agreements and shareholder servicing agreements approved in connection with any distribution and/or servicing plan approved in accordance with Rule 12b-1 under the 1940 Act.

(a)

NLD shall be responsible for reviewing and providing advice and counsel on, and filing with FINRA, all sales literature (e.g., advertisements, brochures and shareholder communications, including the Fund’s website) with respect to the Funds.  All costs associated with advertising filings shall be paid by the Funds.  NLD will forward all FINRA comments on marketing materials to the Trust for incorporation into such materials and the sole responsibility for incorporation of such comments shall remain with the Trust; provided, however, that the Trust shall provide all factual content, opinion, and other content for such materials and NLD shall not be responsible for the accuracy of the content of such materials, when used thereafter by the Trust or any person authorized by the Trust to use such material; nor shall NLD be responsible for the filing or content of any such materials used by third parties without the authorization of NLD; and provided further that NLD shall not be responsible for filing any materials that fall within the definition of advertising and sales literature if such materials are not provided to NLD in a form suitable for filing in a timely manner.  In addition, NLD will provide one or more persons, during normal business hours, to respond to telephone questions with respect to the Funds.

(b)

NLD will forward all sales related complaints concerning the Funds to the Trust.

(c)

NLD will provide assistance in the preparation of quarterly board materials with regard to sales and other distribution related data reasonably requested by the Board of the Funds.

(d)

All activities by NLD and its agents and employees as distributor of Shares shall comply with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the Securities Act, the Securities Exchange Act, and FINRA Rules, all rules and regulations made or adopted pursuant to the 1940 Act by the SEC or any securities association registered under the Securities Exchange Act.

(e)

In selling Shares of the Funds, NLD shall use its best efforts in all material respects duly to conform with the requirements of all federal and state laws relating to the sale of the Shares.  Neither NLD, any selected dealer, any selected agent nor any other person is authorized by the Funds to give any information or to make any representations other than as is contained in a Funds’ Prospectus or any advertising materials or sales literature specifically approved in writing by the Funds or their agents.

(f)

NLD shall adopt and follow procedures for the confirmation of sales to investors and selected dealers or selected agents, the collection of amounts payable by investors and selected dealers or selected agents on such sales, and the cancellation of unsettled transactions, as may be necessary to comply with the requirements of FINRA.

(g)

NLD represents and warrants to the Trust that:

(i)

It is a limited liability company duly organized and existing and in good standing under the laws of the State of Nebraska and it is duly qualified to carry on its business in the State of Nebraska;

(ii)

It is empowered under applicable laws and by its Articles of Organization to enter into and perform this Agreement;

(iii)

All requisite actions have been taken to authorize it to enter into and perform this Agreement;

(iv)

It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement;

(v)

This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of NLD, enforceable against NLD in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(vi)

It is registered under the Securities Exchange Act with the SEC as a broker-dealer, it is a member in good standing of FINRA, it will abide by FINRA Rules, and it will notify the Funds if its membership in FINRA is terminated or suspended.

(vii)

Its selling agreements will require that selling agents comply with applicable anti-money laundering laws, regulations, rules and government guidance, including the reporting, record keeping and compliance requirements of the Bank Secrecy Act ("BSA"), as amended by The International Money Laundering Abatement and Financial Anti-Terrorism Act of 2002, Title III of the USA PATRIOT Act (the “PATRIOT Act"), its implementing regulations, and related SEC and SRO rules.

(a)

Notwithstanding anything in this Agreement, including the Schedules, to the contrary, NLD makes no warranty or representation as to the number of selected dealers or selected agents with which it has entered into agreements in accordance with Section 12 hereof, as to the availability of any Shares to be sold through any selected dealer, selected agent or other intermediary or as to any other matter not specifically set forth herein.

7.

DUTIES AND REPRESENTATIONS OF THE TRUST

(a)

The Trust shall furnish to NLD copies of all financial statements and other documents to be delivered to shareholders or investors at least two (2) Fund Business Days prior to such delivery and shall furnish NLD copies of all other financial statements, documents and other papers or information which NLD may reasonably request for use in connection with the distribution of Shares. The Trust shall make available to NLD the number of copies of the Funds’ Prospectuses as NLD shall reasonably request.

(b)

The Trust shall take, from time to time, subject to the approval of the Board and any required approval of the shareholders of the Funds, all actions necessary to fix the number of authorized Shares (if such number is not unlimited) and to register the Shares under the Securities Act, to the end that there will be available for sale the number of Shares as reasonably may be expected to be sold pursuant to this Agreement.

(c)

The Trust will execute any and all documents, furnish any and all information and otherwise take all actions that may be reasonably necessary to register or qualify Shares for sale in such states as NLD may designate to the Funds and the Funds may approve, and the Funds shall pay all fees and other expenses incurred in connection with such registration or qualification; provided that NLD shall not be required to register as a broker-dealer or file a consent to service of process in any State and the Funds shall not  be required to qualify as a foreign corporation, Fund or association in any State. Any registration or qualification may be withheld, terminated or withdrawn by the Funds at any time in its discretion. NLD shall furnish such information and other material relating to its affairs and activities as the Funds require in connection with such registration or qualification.

(d)

The Trust represents and warrants to NLD that:

(i)

It is a business trust duly organized and existing and in good standing under the laws of the state of Delaware;

(ii)

It is empowered under applicable laws and by its Organizational Documents to enter into and perform this Agreement;

(iii)

All proceedings required by the Organizational Documents have been taken to authorize it to enter into and perform its duties under this Agreement;

(iv)

It is an open-end management investment company registered with the SEC under the 1940 Act;

(v)

All Shares, when issued, shall be validly issued, fully paid and non-assessable;

(vi)

This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

(vii)

The performance by the Trust of its obligations hereunder does not and will not contravene any provision of the Trust’s Agreement and Declaration of Trust.

(viii)

The Registration Statement is currently effective and will remain effective with respect to all Shares of the Funds being offered for sale;

(ix)

The Registration Statement and Prospectus have been or will be, as the case may be, carefully prepared in conformity with the requirements of the Securities Act and the rules and regulations thereunder;

(x)

The Registration Statement and Prospectus contain or will contain all statements required to be stated therein in accordance with the Securities Act and the rules and regulations thereunder; all statements of fact contained or to be contained in the Registration Statement or Prospectus are or will be true and correct at the time indicated or on the effective date as the case may be; and neither the Registration Statement nor any Prospectus, when they shall become effective or be authorized for use, will include an untrue statement of a material fact or omit to state a material fact required to be stated therein  or necessary to make the statements  therein not misleading to a purchaser of Shares;

(xi)

It will from time to time file such amendment or amendments to the Registration Statement and Prospectus as, in the light of then-current and then-prospective developments, shall, in the opinion of its counsel, be necessary in order to have the Registration Statement and Prospectus at all times contain all material facts required to be stated therein or necessary to make any statements therein not misleading to a purchaser of Shares ("Required Amendments");

(xii)

It shall not file any amendment to the Registration Statement or Prospectus without giving NLD reasonable advance notice thereof; provided, however, that nothing contained in this Agreement shall in any way limit the Funds’ right to file at any time such amendments to the Registration Statement or Prospectus, of whatever character, as the Funds may deem advisable, such right being in all respects absolute and unconditional; and

(xiii)

All Shares of the Fund are properly registered in the states as required by applicable state laws; and

(xiv)

Any amendment to the Registration Statement or Prospectus hereafter filed will, when it becomes effective, contain all statements required to be stated therein in accordance with the 1940 Act and the rules and regulations thereunder; all statements of fact contained in the Registration Statement or Prospectus will, when it becomes effective, be true and correct at the time indicated or on the effective date as the case may be; and no such amendment, when it becomes effective, will include an untrue  statement  of a material  fact or will omit to state a material fact required to be stated  therein or necessary to make the statements therein not misleading to a purchaser of the Shares.

(xv)

In connection with any registered representatives maintained under this Agreement, the Trust agrees to cooperate with NLD and provide reports as necessary to maintain appropriate licensing and qualifications and report to NLD any complaints, arbitrations, litigation or any other material matter that may affect a registered representative’s registration status.

(xvi)

It has adopted necessary procedures to comply with the Bank Secrecy Act ("BSA"), as amended by The International Money Laundering Abatement and Financial Anti-Terrorism Act of 2002, Title III of the USA PATRIOT Act (the “PATRIOT Act"), its implementing regulations, and related SEC and SRO rules. Consistent with this requirement, the Trust shall ensure that the account opening forms utilized by the Funds contain the necessary customer information such as name, address, taxpayer identification and other information to verify the identity of such customers as well as provide proper notification to customers of such anti-money laundering program adopted by the Trust and/or its service providers.

(xvii)

NLD may rely on and will be held harmless from relying on oral or written instructions it receives from an officer, agent, or legal counsel to the Trust.

8.

INDEMNIFICATION OF NLD BY THE TRUST

(a)

The Trust authorizes NLD and any dealers with whom NLD has entered into dealer agreements to use the latest Prospectus in the form furnished by the Trust in connection with the sale of Shares.  The Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon:

(i)

any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus,

(ii)

the breach of any representations, warranties or obligations set forth herein,

(iii)

any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading,

(iv)

the Trust’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand,

(v)

the Trust’s failure to provide NLD with advertising or sales materials to be filed with FINRA on a timely basis or use of marketing materials that are false or misleading,

(vi)

the Trust’s failure to properly register Fund Shares under applicable state laws, or

(vii)

all reasonable actions taken by NLD hereunder, including all actions actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

(b)

 The Trust’s agreement to indemnify NLD, its officers or managers, and any such controlling person will not be deemed to cover any such claim, demand, liability or expense to the extent that it arises out of or is based upon:

(i)

any such untrue statement, alleged untrue statement, omission or alleged omission made in any Registration Statement or any Prospectus in reliance upon information furnished by NLD, its officers, managers or any such controlling person to the Fund or its representatives for use in the preparation thereof, or

(ii)

willful misfeasance, bad faith or gross negligence in the performance of NLD’s duties, or by reason of NLD’s reckless disregard of its obligations and duties under this Agreement ("Disqualifying Conduct").

(c)

The Trust’s agreement to indemnify NLD, its officers and managers, and any such controlling person, as aforesaid, is expressly conditioned upon the Trust’s being notified of any action brought against NLD, its officers or managers, or any such controlling person, such notification to be given by letter, by facsimile or by telegram addressed to the Funds at the address set forth above within a reasonable period of time after the summons or other first legal process shall have been served; provided, however, that the failure to notify the Trust of any such action shall not relieve the Trust  from any liability which the Trust  may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Funds’ indemnity agreement contained in this Section.

(d)

The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by NLD, which approval shall not be unreasonably withheld.  If the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by NLD, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, the Trust will reimburse NLD, its officers and managers, or the controlling person or persons named as defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by them.

(e)

The Trust’s indemnification agreement contained in this Section and the Funds’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of NLD, its officers and managers, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to NLD’s benefit, to the benefit of its several officers and managers, and their respective estates, and to the benefit of any controlling persons and their successors. The Trust agrees promptly to notify NLD of the commencement of any litigation or proceedings against the Trust or any of its officers or Board members in connection with the issue and sale of Shares.

9.

INDEMNIFICATION OF THE TRUST BY NLD

(a)

NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust , its officers or Board members, or such controlling person results from such claims or demands:

(i)

arising out of or based upon statements or representations made by NLD that are unauthorized by the Trust or its agents in any sales literature or advertisements or any Disqualifying Conduct by NLD in connection with the offering and sale of any Shares, or

(ii)

arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund  specifically for use in the Trust’s  Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust  and required to be stated in such answers or necessary to make such information not misleading.

(b)

NLD’s agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon NLD’s being notified of any action brought against the Trust, its officers or Trustees, or any such controlling person, such notification to be given by letter, by facsimile or by telegram addressed to NLD at its address set forth above within a reasonable period of time after the summons or other first legal process shall have been served.

(c)

The failure to notify NLD of any such action shall not relieve NLD from any liability which it may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of NLD’s indemnity agreement contained in this Section.

(d)

NLD will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by NLD and approved by the Trust, which approval shall not be unreasonably withheld.  If NLD elects to assume the defense of any such suit and retain counsel of good standing approved by the Trust the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in the case NLD does not elect to assume the defense of any such suit, NLD will reimburse the Trust, the Trust’s officers and directors, or the controlling person or persons named as defendant or defendants in such suit, for the reasonable fees and expenses of any counsel retained by the Trust  or them.

NLD’s indemnification agreement contained in this Section and NLD’s representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by NLD or on behalf of NLD, its officers and managers, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to the Funds’ benefit, to the benefit of the Funds’ officers and Trustees, and their respective estates, and to the benefit of any controlling persons and their successors. NLD agrees promptly to notify the Funds of the commencement of any litigation or proceedings against NLD or any of its officers or managers in connection with the issue and sale of Shares.

10.

NOTIFICATION BY THE TRUST

(a)

The Trust agrees to advise NLD as soon as reasonably practical:

(i)

of any request by the SEC for amendments to the Registration Statement or any Prospectus then in effect;

(ii)

of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any Prospectus then in effect or of the initiation of any proceeding for that purpose;

(iii)

of the happening of any event that makes untrue any statement of a material fact made in the Registration Statement or any Prospectus then in effect or which requires the making of a change in such Registration Statement or Prospectus in order to make the statements therein not misleading;

(iv)

of all actions of the SEC with respect to any amendment to any Registration Statement or any Prospectus which may from time to time be filed with the SEC;

(v)

if a current Prospectus is not on file with the SEC;  and

(vi)

of all advertising, sales materials and other communications with the public required to be filed with FINRA. This obligation shall extend to all revisions of such communications.

For purposes of this section, informal requests by or acts of the Staff of the SEC shall not be deemed actions of or requests by the SEC.

11.

COMPENSATION AND EXPENSES

(a)

In consideration of NLD’s services hereunder, the Fund agrees to pay, or cause the Fund’s adviser to pay, to NLD the fees set forth in Schedule B, attached hereto.  Fees will begin to accrue for each Fund on the latter of the date of this Agreement or the date NLD begins providing services to or on behalf of such Fund.  The monthly Service Fee set forth on Schedule B may be offset by any fees and charges collected and retained by NLD, for the applicable month, as set forth below:

(i)

any applicable sales charge assessed upon investors in connection with the purchase of Shares;

(ii)

from the Fund, any applicable contingent deferred sales charge ("CDSC") assessed upon investors in connection with the redemption of Shares;

(iii)

from the Fund, the distribution service fees with respect to the Shares of those classes as designated in Schedule A for which a Plan is effective (the "Distribution Fee"); and

(iv)

from the Fund, the shareholder service fees with respect to the Shares of those Classes as designated in Schedule A for which a Service Plan is effective (the "Shareholder Service Fee").

(b)

The Distribution Fee and Shareholder Service Fee, if any, shall be accrued daily by the Trust or class thereof and shall be paid monthly as promptly as possible after the last day of each calendar month, at the rate or in the amounts set forth in the Plan(s). The Trust grants and transfers to NLD a general lien and security interest in any and all securities and other assets of the Trust now or hereafter maintained in an account at the Trust’s custodian on behalf of the Trust to secure any Distribution Fees, Shareholder Service Fees, or other fees owed NLD by the Trust under this Agreement.  All fees set forth herein shall be due and payable upon receipt of invoice and shall be considered late if payment is not received by NLD within fifteen (15) days of the Fund’s receipt of the invoice.  Payments not received with fifteen (15) days may be assessed interest at the maximum amount permitted by law.

(c)

The Trust shall be responsible and assumes the obligation for payment of all the expenses of the Trust, including fees and disbursements of its counsel and auditors, in connection with the preparation and filing of the Registration Statement and Prospectus (including but not limited to the expense of setting in type the Registration Statement and Prospectus and printing sufficient quantities for internal compliance, regulatory purposes and for distribution to current shareholders).

The Trust shall bear the cost and expenses (i) of the registration of the Shares for sale under the Securities Act; (ii) of the registration or qualification of the Shares for sale under the securities laws of the various States; (iii) if necessary or advisable in connection therewith, of qualifying the Funds, (but not NLD) as an issuer or as a broker or dealer, in such States as shall be selected by the Trust and NLD pursuant to Section 7(c) hereof; (iv) payable to each State for continuing registration or qualification therein until the Funds decide to discontinue registration or qualification pursuant to Section 7(c) hereof; and (v) payable for standard transmission costs,  including costs imposed by the National Securities Clearing Corporation.  NLD shall pay all expenses relating to NLD's broker-dealer qualification.

12.

SELECTED DEALER AND SELECTED AGENT AGREEMENTS

NLD shall have the right to enter into selected dealer agreements with securities dealers of its choice ("selected dealers") and selected agent agreements with depository institutions and other financial intermediaries of its choice ("selected agents") for the sale of Shares and to fix therein the portion of the sales charge, if any, that may be allocated to the selected dealers or selected agents; provided, that the Trust shall approve the forms of agreements with selected dealers or selected agents and shall review and approve the compensation set forth therein. A form selling agreement for the Funds is attached hereto.  Selected dealers and selected agents shall resell Shares of the Funds at the public offering price(s) set forth in the Prospectus relating to the Shares. Within the United States, NLD shall offer and sell Shares of the Funds only to selected dealers that are members in good standing of FINRA.

13.

CONFIDENTIALITY

NLD agrees to treat all records and other information related to the Trust as proprietary information of the Trust and, on behalf of itself and its employees, to keep confidential all such information, except that NLD may:

(a)

Prepare or assist in the preparation of periodic reports to shareholders and regulatory bodies such as the SEC;

(b)

provide information  typically supplied in the investment company industry to companies that track or report price,  performance or other information regarding investment companies; and

(c)

release such other  information  as  approved in writing by the Fund, which approval shall not be unreasonably withheld;

NLD may release any information regarding the Trust without the consent of the Trust if NLD reasonably believes that it may be exposed to civil or criminal legal proceedings for failure to comply, when requested to release any information by duly constituted authorities or when so requested by the Trust. Each party agrees to comply with Regulation S-P under the Gramm-Leach-Bliley Act.

14.

EFFECTIVENESS AND DURATION

(a)

This Agreement shall become effective as of the date hereof and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (i) by the Trust’s s Board or (ii) by a vote of a majority of the Shares of the Trust, provided that in either event its continuance also is approved by a majority of the Board members who are not "interested persons" of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)

This agreement is terminable, without penalty, on sixty (60) days' notice, by the Board, by vote of a majority of the outstanding voting securities of such Trust, or by NLD.

(c)

This Agreement will automatically and immediately terminate in the event of its "assignment."

(d)

NLD agrees to notify the Trust immediately upon the event of NLD’s expulsion or suspension by FINRA.  This Agreement will automatically and immediately terminate in the event of NLD’s expulsion or suspension by FINRA.

15.

DISASTER RECOVERY

NLD shall maintain disaster recovery procedures in effect making reasonable provisions for the storage and retrieval of information maintained in NLD’s possession.

16.

DEFINITIONS

As used in this Agreement, the following terms shall have the meaning set forth below:

(a)

The “Board" means the Board of Trustees of the Trust.

(b)

“Fund Business Day” means any day on which the NAV of Shares of each Fund is determined as stated in the then current Prospectus.

(c)

“FINRA Rules” means the Constitution, By-Laws, and Rules of Fair Practice of the Financial Industry Regulatory Authority, Inc. ("FINRA") and any interpretations thereof.

(d)

“NAV” means the net asset value per Share of each Fund as determined by the Fund, or its designated agent, in accordance with and at the times indicated in the applicable Prospectus of the Fund on each Fund Business Day in accordance with the method set forth in the Prospectus and guidelines established by the Board.

(e)

“Public Offering Price” means the price per Share of the Fund at which NLD or selected dealers or selected agents may sell Shares to the public or to those persons eligible to invest in Shares as described in the Prospectus of the Funds, determined in accordance with such Prospectus under the Securities Act relating to such Shares.

(f)

“Prospectus” means the current prospectus and statement of additional information of the Fund, as currently in effect and as amended or supplemented.

(g)

“Registration Statement” means the Fund’s Registration Statement on Form N-1A and all amendments thereto filed with the SEC.

(h)

“SEC” means the U.S.  Securities and Exchange Commission.

(i)

“Securities Act” means the Securities Act of 1933, as amended.

(j)

 “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)

“1940 Act” means the Investment Company Act of 1940, as amended.

(l)

The terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act.

17.

MISCELLANEOUS

(a)

No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties.

(b)

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Nebraska.

(c)

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(d)

The parties may execute this Agreement or any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(e)

If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected by such determination, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(f)

In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other party resulting from such failure to perform or otherwise from such causes.

(g)

NLD shall not be liable for any consequential, incidental, exemplary, punitive, special or indirect damages, whether or not the likelihood of such damages was known by NLD or its affiliates.

(h)

Any controversy or claim arising out of, or related to, this Agreement, its termination or the breach thereof, shall be settled by binding arbitration by three arbitrators (or by fewer arbitrator(s), if the parties subsequently agree to fewer) in the State of Nebraska, in accordance with the rules then obtaining of FINRA, and the arbitrators’ decision shall be binding and final, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

(i)

Section and paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(j)

All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Trust:

To NLD:

Northern Lights Fund Trust

Northern Lights Distributors, LLC

Attn: President

Attn: President

17605 Wright Street

17605 Wright Street

Omaha, NE  68130

Omaha, NE  68130

(k)

Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund of the Trust are separate and distinct from the assets and liabilities of each other Fund and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise.

(l)

Each of the undersigned expressly warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized persons, as of the day and year first above written.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
By:	By:
Andrew Rogers	Brian Nielsen
President	President

UNDERWRITING AGREEMENT

Schedule A

FUNDS TO BE SERVICED

Fund Name	Effective Date	Fund Name	Effective Date
The Biondo Growth Fund	11/10/2012	Power Income Fund	11/10/2012
The Biondo Focus Fund	11/10/2012	Altegris Managed Futures Strategy Fund	11/10/2012
Adaptive Allocation Fund	11/10/2012	Altegris Macro Strategy Fund	11/10/2012
Changing Parameters Fund	11/10/2012	Altegris Futures Evolution Strategy Fund	11/10/2012
Pacific Financial	11/10/2012	Altegris Equity Long Short Fund	11/10/2012
Sierra Core Retirement Fund	11/10/2012	13D Activist Fund	11/10/2012
Sierra Strategic Income Fund	11/10/2012	Bishop Volatility Flex Fund	11/10/2012
Great Lakes Disciplined Equity Fund	11/10/2012	CWC Small Cap Aggressive Value Fund	11/10/2012
Great Lakes Small Cap Opportunity Fund	11/10/2012	Beech Hill Total Return Fund	11/10/2012
EAS Alternatives Fund	11/10/2012	Navigator Equity Hedged Fund	11/10/2012
EAS Trademark Capital Global Fund	11/10/2012	The FX Strategy Fund	11/10/2012
KCM Macro Trends Fund	11/10/2012	Bandon Isolated Alpha Fixed Income Fund	11/10/2012
SouthernSun Small Cap Fund	11/10/2012	Diversified Risk Parity Fund	11/10/2012
SouthernSun U.S. Equity Fund	11/10/2012	RPg Emerging Market Sector Rotation Fund	11/10/2012
Generations Multi-Strategy Fund	11/10/2012	GPS Multiple Strategy Fund	11/10/2012
MutualHedge Equity Long-Short Legends Fund	11/10/2012	Grant Park Managed Futures Strategy Fund	11/10/2012
MutualHedge Event Driven Legends Fund	11/10/2012	Tatro Capital Tactical Appreciation Fund	11/10/2012
MutualHedge Frontier Legends Fund	11/10/2012	The Giralda Fund	11/10/2012
Wade Tactical L/S Fund	11/10/2012	Ginkgo Multi-Strategy Fund	11/10/2012
Toews Hedged Emerging Markets Fund	11/10/2012	Altrius Small Cap Value Fund	11/10/2012
Toews Hedged International Developed Markets Fund	11/10/2012	Iron Horse Fund	11/10/2012
Toews Hedged High Yield Bond Fund	11/10/2012	Makefield Managed Futures Strategy Fund	11/10/2012
Toews Hedged Large-Cap Fund	11/10/2012	Quantitative Managed Futures Strategy Fund	11/10/2012
Toews Hedged Small & Mid Cap Fund	11/10/2012	Zeo Strategic Income Fund	11/10/2012
Toews Hedged Growth Allocation Fund	11/10/2012	SCA Absolute Return Fund	11/10/2012
CMG Absolute Return Strategies Fund	11/10/2012	SCA Directional Fund	11/10/2012
CMG Tactical Equity Strategy Fund	11/10/2012	Ascendant Balanced Fund	11/10/2012
PTA Comprehensive Alternatives Fund	11/10/2012	Ascendant Natural Resources Fund	11/10/2012
The Currency Strategies Fund	11/10/2012	Ascendant MutliCap Equity Fund	11/10/2012
The Collar Fund	11/10/2012	Patriot Fund	11/10/2012
GMG Defensive Beta Fund	11/10/2012
BTS Bond Asset Allocation Fund	11/10/2012
Astor Long/Short ETF Fund	11/10/2012
Astor Active Income ETF Fund	11/10/2012
Astor S.T.A.R. ETF Fund	11/10/2012
The Guardian Fund	11/10/2012
Investment Partners Opportunities Fund	11/10/2012
Princeton Futures Strategy Fund	11/10/2012
Eagle MLP Strategy Fund	11/10/2012
Chadwick & D’Amato Fund	11/10/2012
PSI Market Neutral Fund	11/10/2012
PSI Total Return Fund	11/10/2012
PSI Strategic Growth Fund	11/10/2012
PSI Tactical Growth Fund	11/10/2012

UNDERWRITING AGREEMENT

Schedule B–1

Jacobs & Company

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–2

UNASSIGNED

UNDERWRITING AGREEMENT

Schedule B–3

UNASSIGNED

UNDERWRITING AGREEMENT

Schedule B-4

The Biondo Growth Fund

The Biondo Focus Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-4

The Biondo Growth Fund

The Biondo Focus Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Biondo Investment Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for The Biondo Growth Fund and The Biondo Focus Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

ATTESTED TO AND AGREED:

BIONDO INVESTMENT ADVISORS, LLC

544 Route 6 & 209

Milford, Pennsylvania 18337

By: _____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-5

Adaptive Allocation Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

o

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

o

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

o

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

o

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B–5

Adaptive Allocation Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Critical Math Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Adaptive Allocation Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Critical Math Advisors

29 Emmons Drive, Suite A-20

Princeton, New Jersey 08540

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–6

Gaming and Casino Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–7

Biltmore Funds

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–8

Arrow Funds

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–9

Autopilot Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-10

Changing Parameters Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $5,000 per Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B–10

Changing Parameters Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Changing Parameters, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Changing Parameters Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Changing Parameters, LLC

250 Oak Grove Avenue, Suite A

Menlo Park, CA 94025

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–11

Alpha Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–12

Pacific Financial Core Equity Fund

Pacific Financial Explorer Fund

Pacific Financial International Fund

Pacific Financial Strategic Conservative Fund

Pacific Financial Tactical Fund

Pacific Financial Alternative Strategies Fund

Pacific Financial Flexible Growth & Income Fund

Pacific Financial Balanced Fund

Pacific Financial Foundational Asset Allocation Fund

Pacific Financial Faith & Values Based Moderate Fund

Pacific Financial Faith & Values Based Conservative Fund

Pacific Financial Faith & Values Based Aggressive Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012, by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC. This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

UNDERWRITING AGREEMENT

Schedule B–12

Pacific Financial Core Equity Fund

Pacific Financial Explorer Fund

Pacific Financial International Fund

Pacific Financial Strategic Conservative Fund

Pacific Financial Tactical Fund

Pacific Financial Alternative Strategies Fund

Pacific Financial Flexible Growth & Income Fund

Pacific Financial Balanced Fund

Pacific Financial Foundational Asset Allocation Fund

Pacific Financial Faith & Values Based Moderate Fund

Pacific Financial Faith & Values Based Conservative Fund

Pacific Financial Faith & Values Based Aggressive Fund

Fee Schedule

•

long-distance telephone lines, services and charges

•

postage

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, The Pacific Financial Group, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Fee Schedule to the Underwriting Agreement effective as of December 11, 2012.

UNDERWRITING AGREEMENT

Schedule B–12

Pacific Financial Core Equity Fund

Pacific Financial Explorer Fund

Pacific Financial International Fund

Pacific Financial Strategic Conservative Fund

Pacific Financial Tactical Fund

Pacific Financial Alternative Strategies Fund

Pacific Financial Flexible Growth & Income Fund

Pacific Financial Balanced Fund

Pacific Financial Foundational Asset Allocation Fund

Pacific Financial Faith & Values Based Moderate Fund

Pacific Financial Faith & Values Based Conservative Fund

Pacific Financial Faith & Values Based Aggressive Fund

Fee Schedule

NORTHERN LIGHTS FUNDS TRUST

(for Pacific Financial Core Equity Fund,

Pacific Financial Explorer Fund, Pacific

Financial International Fund, Pacific Financial

Strategic Conservative Fund, Pacific Financial

 Tactical Fund, Pacific Financial Alternative

 Strategies Fund, Pacific Financial Flexible

Growth & Income Fund, Pacific Financial

 Balanced Fund, Pacific Financial

Foundational Asset Allocation Fund,

Pacific Financial Faith & Values Based

Moderate Fund, Pacific Financial Faith

 & Values Based Conservative Fund and

 Pacific  Financial Faith & Values Based

Aggressive Fund )

By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

The Pacific Financial Group, Inc.

777 108th Avenue NE, Suite 2100

Bellevue, WA 98004

By: _____________________________

Name: Jim McClendon

Title:   Chief Executive Officer

UNDERWRITING AGREEMENT

Schedule B–13

Palantir

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–14

Roanoke Small-Cap Growth Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–15

The Gratio Value Fund & GoalMine Fixed Income Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–16

AlphaStream Special Equity Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–17

Sierra Core Retirement Fund

Sierra Strategic Income Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B–17

Sierra Core Retirement Fund

Sierra Strategic Income Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Wright Fund Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Sierra Core Retirement Fund and Sierra Strategic Income Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Wright Fund Management, LLC

3420 Ocean Park Blvd., Suite 3060

Santa Monica, CA 90405

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–18

Anchor Multi-Strategy Growth Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–19

Great Lakes Disciplined Equity Fund

Great Lakes Small Cap Opportunity Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-19

Great Lakes Disciplined Equity Fund

Great Lakes Small Cap Opportunity Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Great Lakes Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Great Lakes Disciplined Equity Fund and Great Lakes Small Cap Opportunity Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Great Lakes Advisors, LLC

222 South Riverside Plaza, Suite 2800

Chicago, IL 60606

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–20

Fund Name

Free Enterprise Action Fund

UNDERWRITING AGREEMENT

Schedule B–21

EAS Alternatives Fund

EAS Trademark Capital Global Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-21

EAS Alternatives Fund

EAS Trademark Capital Global Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Emerald Asset Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for EAS Alternatives Fund and EAS Trademark Capital Global Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Emerald Asset Advisors, LLC

3843 Executive Park Drive

Weston, FL 33331

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-22

KCM Macro Trends Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-22

KCM Macro Trends Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Kerns Capital Management, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for KCM Macro Trends Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Kerns Capital Management, Inc.

9821 Katy Freeway, Suite 400

Houston, TX 77024

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–23

EM Capital India Gateway Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–24

Oxford Global Total Return Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-25

SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-25

SouthernSun Small Cap Fund

SouthernSun U.S. Equity Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, SouthernSun Asset Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

SouthernSun Asset Management, LLC

6070 Poplar Avenue, Suite 300

Memphis, TX 38119

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-26

Generations Multi-Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-26

Generations Multi-Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Three G Financial, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Generations Multi-Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Three G Financial, LLC

5940 South Rainbow Blvd.

Las Vegas, NV 89118

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-27

MutualHedge Equity Long-Short Legends Fund

MutualHedge Event Driven Legends Fund

MutualHedge Frontier Legends Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-27

MutualHedge Equity Long-Short Legends Fund

MutualHedge Event Driven Legends Fund

MutualHedge Frontier Legends Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Equinox Fund Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for MutualHedge Equity Long-Short Legends Fund, MutualHedge Event Drive Legends Fund and MutualHedge Frontier Legends Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Equinox Fund Management, LLC

1775 Sherman Street, Suite 2500

Denver, CO 80203

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-28

Wade Tactical L/S Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-28

Wade Tactical L/S Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Wade Financial Group, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Wade Tactical L/S Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Wade Financial Group, Inc.

5500 Wayzata Blvd., Suite 190

Minneapolis, MN 55416

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–29

The Kids Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-30

Toews Hedged Emerging Markets Fund

Toews Hedged International Developed Markets Fund

Toews Hedged High Yield Bond Fund

Toews Hedged Large-Cap Fund

Toews Hedged Small & Mid Cap Fund

Toews Hedged Growth Allocation Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

UNDERWRITING AGREEMENT

Schedule B-30

Toews Hedged Emerging Markets Fund

Toews Hedged International Developed Markets Fund

Toews Hedged High Yield Bond Fund

Toews Hedged Large-Cap Fund

Toews Hedged Small & Mid Cap Fund

Toews Hedged Growth Allocation Fund

•

long-distance telephone lines, services and charges

•

postage

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Toews Corporation, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

UNDERWRITING AGREEMENT

Schedule B-30

Toews Hedged Emerging Markets Fund

Toews Hedged International Developed Markets Fund

Toews Hedged High Yield Bond Fund

Toews Hedged Large-Cap Fund

Toews Hedged Small & Mid Cap Fund

Toews Hedged Growth Allocation Fund

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC

(for Toews Hedged Emerging

Markets Fund, Toews Hedged International

Developed Markets Fund, Toews Hedged

High Yield Bond Fund, Toews Hedged

Large-Cap Fund, Toews Hedged Small &

Mid Cap Fund and Toews Hedged Growth

Allocation Fund)

By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Toews Corporation

1201 New Road, Suite 111

Linwood, NJ 08221

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-31

CMG Absolute Return Strategies Fund

CMG Tactical Equity Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-31

CMG Absolute Return Strategies Fund

CMG Tactical Equity Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, CMG Capital Management Group, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for CMG Absolute Return Strategies Fund and CMG Tactical Equity Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

CMG Capital Management Group, Inc.

150 N. Radnor-Chester Road, Suite A150

Radnor, PA 19087

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-32

PTA Comprehensive Alternatives Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-32

PTA Comprehensive Alternatives Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Preservation Trust Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for PTA Comprehensive Alternatives Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Preservation Trust Advisors, LLC

Once Embarcadero Center, Suite 1140

San Francisco, CA 94111

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–33

Incline Capital Trend Following Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-34

The Currency Strategies Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-34

The Currency Strategies Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Sarasota Capital Strategies, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for The Currency Strategies Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Sarasota Capital Strategies, Inc.

460 South Tamiami Trail

Osprey, FL 34229

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-35

The Collar Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-35

The Collar Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Summit Portfolio Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for The Collar Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Summit Portfolio Advisors, LLC

P.O. Box 775187

Steamboat Springs, CO 80477

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-36

GMG Defensive Beta Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-36

GMG Defensive Beta Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Montebello Partners, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for GMG Defensive Beta Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Montebello Partners, LLC

75 Montebello Road

Suffern, NY 10901

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–37

BTS Bond Asset Allocation Fund

BTS Diversified Income Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012, by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training. In the event more than five (5) Registered Representatives are maintained hereunder the annual fee of $5,500 shall be reduced to $4,500 per Registered Representative.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges.

UNDERWRITING AGREEMENT

Schedule B–37

BTS Bond Asset Allocation Fund

BTS Diversified Income Fund

Fee Schedule

•

postage

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

web site monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, BTS Asset Management, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Fee Schedule to the Underwriting Agreement effective as of December 11, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for BTS Bond Asset Allocation Fund and BTS Diversified Income Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

BTS Asset Management, Inc.

420 Bedford Street, Suite 340

Lexington, MA 02420

By: _____________________________

Name:  Matthew Pasts

Title:    Chief Executive Officer

UNDERWRITING AGREEMENT

Schedule B–38

UNASSIGNED

UNDERWRITING AGREEMENT

Schedule B-39

Astor Long/Short ETF Fund

Astor Active Income ETF Fund

Astor S.T.A.R. ETF Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-39

Astor Long/Short ETF Fund

Astor Active Income ETF Fund

Astor S.T.A.R. ETF Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Astor Asset Management LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Astor Long/Short ETF Fund, Astor Active Income ETF Fund and Astor S.T.A.R. ETF Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Astor Asset Management LLC

111 South Wacker Drive, Suite 3910

Chicago, IL 60606

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–40

Rady Opportunistic Strategies Fund & Contrarian Value Investment Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-41

The Guardian Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC (“NLD”).

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund and additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

UNDERWRITING AGREEMENT

Schedule B-41

The Guardian Fund

Fee Schedule

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Lacerte Capital Advisers, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for The Guardian Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

ATTESTED TO AND AGREED:

Lacerte Capital Advisers, LLC

2811 McKinney Avenue, Suite 206

Dallas, TX 75204

By: _____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-42

Investment Partners Opportunities Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-42

Investment Partners Opportunities Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Investment Partners Asset Management, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Investment Partners Opportunities Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Investment Partners Asset Management, Inc.

1 Highland Avenue

Metuchen, NJ 08840

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–43

Winans Long/Short Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–44

Strategic Investing Long/Short Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B–45

CIFG Funds

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-46

Princeton Futures Strategy Fund

Eagle MLP Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-46

Princeton Futures Strategy Fund

Eagle MLP Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Princeton Fund Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Princeton Futures Strategy Fund and Eagle MLP Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-47

Chadwick & D’Amato Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-47

Chadwick & D’Amato Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Chadwick & D’Amato, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Princeton Futures Strategy Fund and Eagle MLP Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

Title: President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Chadwick & D’Amato, LLC

224 Main Street

New London, NH 03257

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-48

PSI Market Neutral Fund

PSI Total Return Fund

PSI Strategic Growth Fund

PSI Tactical Growth Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-48

PSI Market Neutral Fund

PSI Total Return Fund

PSI Strategic Growth Fund

PSI Tactical Growth Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Portfolios Strategies, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Portfolio Strategies, Inc.

1724 West Union, Suite 200

Tacoma, WA 98405

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-49

Power Income Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-49

Power Income Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, W.E. Donoghue & Co., Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Power Income Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

W.E. Donoghue & Co., Inc.

629 Washington Street

Norwood, MA 02062

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-50

Altegris Managed Futures Strategy Fund

Altegris Macro Strategy Fund

Altegris Futures Evolution Strategy Fund

Altegris Equity Long Short Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-50

Altegris Managed Futures Strategy Fund

Altegris Macro Strategy Fund

Altegris Futures Evolution Strategy Fund

Altegris Equity Long Short Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Altegris Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund and Altegris Equity Long Short Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Altegris Advisors, LLC

1200 Prospect Street, Suite 550

La Jolla, CA 92037

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–51

RAM Risk-Managed Growth Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-52

13D Activist Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-52

13D Activist Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, 13D Management LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for 13D Activist Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

13D Management LLC

200 E. 61st Street, Suite 17C

New York, NY 10065

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-53

Bishop Volatility Flex Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-53

Bishop Volatility Flex Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Bishop Asset Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Bishop Volatility Flex Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Bishop Asset Management, LLC

138 Saint James Place, 7th Floor

Boston, MA 02116

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-54

CWC Small Cap Aggressive Value Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-54

CWC Small Cap Aggressive Value Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, CWC Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for CWC Small Cap Aggressive Value Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

Title: President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

CWC Advisors, LLC

5800 SW Meadows Road, Suite 230

Lake Oswego, Oregon 97035

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–55

UNASSIGNED

UNDERWRITING AGREEMENT

Schedule B–56

7Twelve Balanced Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-57

Beech Hill Total Return Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-57

Beech Hill Total Return Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Beech Hill Advisors, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Beech Hill Total Return Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Beech Hill Advisors, Inc.

880 Third Avenue, 16th Floor

New York, NY 10022

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-58

Navigator Equity Hedged Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-58

Navigator Equity Hedged Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Clark Capital Management Group, Inc., the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Navigator Equity Hedged Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Clark Capital Management Group, Inc.

One Liberty Place, 53rd Floor

1650 Market Street

Philadelphia, PA 19103

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-59

The FX Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-59

The FX Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Traub Capital Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for The FX Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Traub Capital Management, LLC

97 Chapel Street, 2nd Floor

Needham, MA 02492

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-60

Bandon Isolated Alpha Fixed Income Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-60

Bandon Isolated Alpha Fixed Income Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Bandon Capital Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Bandon Isolated Alpha Fixed Income Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Bandon Capital Management, LLC

317 SW Alder Street, Suite 1110

Portland, OR 97204

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-61

Diversified Risk Parity Fund

RPg Emerging Market Sector Rotation Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-61

Diversified Risk Parity Fund

RPg Emerging Market Sector Rotation Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Risk Paradigm Group, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Diversified Risk Parity Fund and RPg Emerging Market Sector Rotation Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Risk Paradigm Group, LLC

5900 Southwest Parkway, Bldg 5, Suite 500

Austin, TX 78735

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–62

Global Fusion Funds

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-63

GPS Multiple Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-63

GPS Multiple Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, GPS Capital Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for GPS Multiple Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

GPS Capital Management, LLC

2410 Camino Ramon, Ste #128

San Ramon, CA 94583

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-64

Grant Park Managed Futures Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-64

Grant Park Managed Futures Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Knollwood Investment Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Grant Park Managed Futures Strategies Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Knollwood Investment Advisors, LLC

626 West Jackson Street

Chicago, IL 60611

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–65

Peregrine Gold Silver Alpha Strategy Fund

INACTIVE FUND

UNDERWRITING AGREEMENT

Schedule B-66

Tatro Capital Tactical Appreciation Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-66

Tatro Capital Tactical Appreciation Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Tatro Capital, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Tatro Capital Tactical Appreciation Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Tatro Capital, LLC

104 Richmond Avenue

Nicholasville, KY 40356

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-67

The Giralda Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-67

The Giralda Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Gemini Fund Services, LLC, the administrator to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for The Giralda Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, NY 11788

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-68

Ginkgo Multi-Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-68

Ginkgo Multi-Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Winch Advisory Services, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Ginkgo Multi-Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Winch Advisory Services, LLC

424 East Wisconsin Avenue

Appleton, WI 54911

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–69

Avant Gold Bullion Strategy Fund

Avant Gold Coin Strategy Fund

INACTIVE FUNDS

UNDERWRITING AGREEMENT

Schedule B-70

Altrius Small Cap Value Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-70

Altrius Small Cap Value Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Altrius Institutional Asset Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Altrius Small Cap Value Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Altrius Institutional Asset Management, LLC

1323 Commerce Drive

New Bern, NC 28562

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-71

Iron Horse Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-71

Iron Horse Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Van Hulzen Asset Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Iron Horse Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Van Hulzen Asset Management, LLC

950 Iron Point Road, Suite 290

Folsom, CA 95630

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-72

Makefield Managed Futures Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-72

Makefield Managed Futures Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Makefield Capital Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Makefield Managed Futures Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Makefield Capital Management, LLC

4647 Saucon Creek Road, Suite 205

Center Valley, PA 18034

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-73

Quantitative Managed Futures Strategy Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-73

Quantitative Managed Futures Strategy Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Absolute Private Wealth Management, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Quantitative Managed Futures Strategy Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Absolute Private Wealth Management, LLC

1001 West Loop South, Suite 811

Houston, TX 77027

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-74

Zeo Strategic Income Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-74

Zeo Strategic Income Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Zeo Capital Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Zeo Strategic Income Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Zeo Capital Advisors, LLC

1 Montgomery Street, Suite 3450

San Francisco, CA 94104

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-75

SCA Absolute Return Fund

SCA Directional Fund

Fee Schedule

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-75

SCA Absolute Return Fund

SCA Directional Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Genesis Capital, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for SCA Absolute Return Fund and SCA Directional Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Genesis Capital, LLC

7191 Wagner Way NW, Suite 302

Gig Harbor, WA 98335

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B-76

Ascendant Balanced Fund

Ascendant Natural Resources Fund

Ascendant MultiCap Equity Fund

Patriot Fund

This Fee Schedule is part of the Underwriting Agreement effective November 10, 2012 by and between Northern Lights Fund Trust and Northern Lights Distributors, LLC.  This Fee Schedule replaces any existing fee schedule with respect to the Fund(s) identified herein.

Service Fees:

Annual fee of $10,000 for the first Fund and $5,000 for each additional Fund

PLUS:

•

1 basis point or 0.01% per annum of each Fund's average daily net assets up to $250 million, and;

•

¾ basis point or 0.0075% per annum of each Fund's average daily net assets between $250 million and $500 million, and;

•

½ basis point or 0.0050% per annum of each Fund's average daily net assets between $500 million and $1 billion, and;

•

¼ basis point or 0.0025% per annum of each Fund's average daily net assets over 1 billion.

The Fund shall also pay an additional fee to NLD calculated as 25% of any FINRA costs incurred (for example, if FINRA charged $100 to perform advertising review, NLD would charge the Fund an additional $25).

All service fees outlined above are payable monthly in arrears.

Registered Representative Licensing:

Annual fee of $5,500 per Registered Representative plus all out-of-pocket costs such as registration expenses and travel expenses to conduct required training.

Out-of-Pocket Expenses

The Fund(s) shall pay all reasonable out-of-pocket expenses incurred by NLD in connection with activities performed for the Fund(s) hereunder including, without limitation:

•

typesetting, printing and distribution of prospectuses and shareholder reports

•

production, printing, distribution and placement of advertising and sales literature and materials

•

engagement of designers, free-lance writers and public relations firms

•

long-distance telephone lines, services and charges

•

postage

UNDERWRITING AGREEMENT

Schedule B-76

Ascendant Balanced Fund

Ascendant Natural Resources Fund

Ascendant MultiCap Equity Fund

Patriot Fund

•

overnight delivery charges

•

FINRA and registration fees

•

marketing expenses

•

record retention fees

•

travel, lodging and meals

•

NSCC charges

•

Fund platform fees and service fees

•

Website monitoring fees

In the event the fees authorized by the Fund(s) for payment to NLD are insufficient to cover the fees due to NLD for its services provided hereunder, Ascendant Advisors, LLC, the investment adviser to the Fund(s) agrees to pay NLD the remaining balance of any fees due and payable to NLD according to this fee schedule within 15 days of request.

IN WITNESS WHEREOF, the parties hereto have executed this Schedule to the Underwriting Agreement effective as of November 10, 2012.

NORTHERN LIGHTS FUNDS TRUST	NORTHERN LIGHTS DISTRIBUTORS, LLC
(for Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Patriot Fund)
By:	By:
Name: Andrew Rogers	Name: Brian Nielsen
Title: President	Title:President

The undersigned investment adviser hereby acknowledges and agrees to the terms of this Underwriting Agreement.

Ascendant Advisors, LLC

Four Oaks Place

1330 Post Oak Blvd, Suite 1550

Houston, TX 77056

By:  ____________________________

Name:

Title:

UNDERWRITING AGREEMENT

Schedule B–77

Triex Fund

INACTIVE FUND